SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A



                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                            MONTEREY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


                Delaware                               76-0511993
(State of incorporation or organization)             (I.R.S. Employer
                                                    Identification No.)
       5201 TRUXTUN AVENUE
       SUITE NO. 100
       BAKERSFIELD, CALIFORNIA                            93309
(address of principal executive offices)                (Zip Code)

                                 (805) 322-3992
                         (Registrant's telephone number,
                              including area code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. /_/

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2)check the following box. /_/

        Securities to be registered pursuant to Section 12(b)of the Act:


Title of each class                        Name of each exchange on which
to be so registered                        each class is to be registered
-------------------                        ------------------------------
Common Stock, $.01 par value               New York Stock Exchange


        Securities to be registered pursuant to Section 12(g)of the Act:


                                      None
                               ------------------
                                (Title of Class)


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



Item 1.        Description of Registrant's Securities to be Registered

               A description of the common stock, $.01 par value per share, of Monterey Resources, Inc., a Delaware corporation (the "Registrant"), to be registered hereunder is set forth under the caption "Description of Capital Stock" in the prospectus contained in the Registrant's Registration Statement on Form S-1 (No. 333-12201), as amended, filed with the Securities and Exchange Commission on September 18, 1996 under the Securities Act of 1933, which description is incorporated herein by reference.

Item 2.        Exhibits

               The following exhibits to this Registration Statement on Form 8-A are either filed herewith or are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

          1. Registrant's Registration Statement on Form S-1 (No. 333-12201), as filed with the Securities and Exchange Commission on September 18, 1996 (the "Registration Statement").

          2.   Amended  and  Restated   Certificate  of   Incorporation  of  the
               Registrant (incorporated by reference from Exhibit 3.1 to the Registration Statement).

          3. Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registration Statement).

          4. Specimen common stock certificate (incorporated by reference from Exhibit 4.1 to the Registration Statement).

          5. Annual Report of Santa Fe Energy Resources, Inc. for the year ended December 31, 1995. (Submitted to exchange only)

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





                                   SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 10, 1996

                                          MONTEREY RESOURCES, INC.



                                          By:   /s/ R. Graham Whaling
                                                ------------------------------
                                                R. Graham Whaling,
                                                Chief Executive Officer



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

                               INDEX OF EXHIBITS

 1. Registrant's Registration Statement on Form S-1 (No. 333-12201), as filed with the Securities and Exchange Commission on September 18, 1996 (the "Registration Statement").

 2.   Amended  and  Restated   Certificate  of   Incorporation  of  the
      Registrant (incorporated by reference from Exhibit 3.1 to the Registration Statement).

 3. Amended and Restated Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registration Statement).

 4. Specimen common stock certificate (incorporated by reference from Exhibit 4.1 to the Registration Statement).

 5. Annual Report of Santa Fe Energy Resources, Inc. for the year ended December 31, 1995. (Submitted to exchange only)


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